                                   FIRST AMENDMENT
                                      AND WAIVER
                                          TO
                                   CREDIT AGREEMENT


    THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of September 18, 1996 among OLYMPIC FINANCIAL LTD., a Minnesota corporation (the "COMPANY"), the financial institutions signatory hereto (collectively, the "LENDERS"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Lenders (the "AGENT").

                                 W I T N E S S E T H:

    WHEREAS, the Company, the Agent and the Lenders are parties to a Credit Agreement dated as of July 11, 1996 (the "CREDIT AGREEMENT"); and

    WHEREAS, the Company has requested that the Credit Agreement be amended in certain respects and has also requested the waiver of certain provisions of the Credit Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

    SECTION 1. DEFINED TERMS.

    Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

    SECTION 2. AMENDMENTS AND WAIVER TO CREDIT AGREEMENT. On the Effective Date (defined below):

    2.1 AMENDMENTS TO CREDIT AGREEMENT. (i) Section 2.3(a)(A) of the Credit Agreement shall be amended to read in its entirety as follows:

                  (A) the amount of the Borrowing, which shall be in an aggregate amount of $1,000,000 or a higher amount;

(ii) Section 2.4(a)(i) of the Credit Agreement shall be amended to read in its entirety as follows:

              (i) elect, as of any Business Day, in the case of Base Rate Loans or Resetting Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an aggregate amount of $1,000,000 or a higher amount) into Loans of another Type;

    2.2 WAIVER TO CREDIT AGREEMENT. Effective the Effective Date, the Required Lenders waive compliance with the requirements of Section 7.8 of the Credit Agreement to the extent necessary to permit the Company to redeem for cash any or all of 701,353 shares of Preferred Stock for a redemption price not to exceed $26.875 per share, so long as (i) such redemption occurs on or prior to January 31, 1997 and (ii) the total amount of cash paid by the Company in such redemption does not exceed $18,848,861.88.

    SECTION 3. CONDITIONS PRECEDENT.

    The amendments and waiver to the Credit Agreement set forth in SECTION 2 of this Amendment shall become effective on such date (the "EFFECTIVE DATE") when the Agent shall have received all of the following, each duly executed and dated the date hereof, and each in a sufficient number of signed counterparts to provide one to each Lender:

              (a) AMENDMENT. An original of this Amendment, duly executed by the Company and the Required Lenders.

              (b) OTHER. Such other documents as the Agent or any Lender may reasonably request.

    SECTION 4. MISCELLANEOUS.

    4.1 WARRANTIES TRUE AND ABSENCE OF DEFAULTS. In order to induce the Agent and the Lenders to enter into this Amendment, the Company hereby warrants to the Agent and the Lenders that, as of the date hereof and the Effective Date:

              (a) The representations and warranties set forth in Article V of the Credit Agreement (other than as set forth in the last sentence of Section 5.5 of the Credit Agreement) and in the Pledge and Security Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

              (b)  No Event of Default or Unmatured Event of Default exists.

    4.2 GOVERNING LAW. This Amendment shall be a contract made under and governed by the law of the State of New York.

    4.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    4.4 REFERENCES TO DOCUMENTS. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in any Note or in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       OLYMPIC FINANCIAL LTD.


                                       By: /s/ [Illegible]
                                           ------------------------------------
                                       Title: Executive Vice President/CFO
                                              ---------------------------------

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,
                                           as Agent


                                       By: /s/ [Illegible]
                                           ------------------------------------
                                       Title: Managing Director
                                              ---------------------------------


                                       BANK OF AMERICA ILLINOIS, as a
                                       Lender


                                       By: /s/ [Illegible]
                                           ------------------------------------
                                       Title: Managing Director
                                              ---------------------------------


                                       FIRST BANK NATIONAL ASSOCIATION, as
                                       Co-Manager and as a Lender


                                       By: /s/ Carol M. [Illegible]
                                           ------------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------


                                       COMERICA BANK


                                       By: /s/ David L. [Illegible]
                                           ------------------------------------
                                       Title: Assistant Vice President
                                              ---------------------------------

                                         DG BANK DEUTSCHE
                                         GENOSSENSCHAFTSBANK, CAYMAN ISLAND
                                         BRANCH


                                         By: /s/ [Illegible]
                                             ---------------------------------
                                         Title:  Vice President
                                                ------------------------------

                                         By: /s/ [Illegible]
                                             ---------------------------------
                                         Title:     VP.
                                                ------------------------------


                                         DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES


                                         By: /s/ [Illegible]
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------


                                         By: /s/ John W. Sweeney
                                             ---------------------------------
                                         Title: A.V.P.
                                                ------------------------------


                                         THE SUMITOMO BANK, LIMITED


                                         By:      /s/ Michael J. Philippe
                                             ---------------------------------
                                         Title:   Vice President & Manager
                                                ------------------------------


                                         By:     /s/ John W. Howard, Jr.
                                             ---------------------------------
                                         Title:       Vice President
                                                ------------------------------